UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 18, 2007 (December 12, 2007)

Date of Report (Date of Earliest Event Reported)

ALERIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Entry into a Material Definitive Agreement.

(c) (3) On December 12, 2007, the Board of Directors of the Company approved a salary and target bonus increase for Sean M. Stack. Effective December 1, 2007 and in connection with becoming the Chief Financial Officer of the Company on such date, his base salary was increased from $325,000 to $400,000 and his target bonus under the 2004 Annual Incentive Plan was increased from 70% to 75% of his base salary.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2007

Aleris International, Inc.

By:	/s/ Joseph M. Mallak
Joseph M. Mallak
Senior Vice President,
Chief Accounting Officer and Controller